UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 16, 2011

GENERAL MOLY, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-32986 (Commission File Number)	91-0232000 (IRS Employer Identification No.)

1726 Cole Boulevard, Suite 115
Lakewood, CO  80401

(Address of principal executive offices, including zip code)

(303) 928-8599

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.05                     Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

The Board of Directors of General Moly, Inc. (the “Company”) amended the Company’s Code of Conduct and Ethics on June 16, 2011, to (i) incorporate the Company’s political contributions policy into the Code of Conduct and Ethics as set forth under the heading “Political Contributions”, (ii) reference the Company’s Whistleblower Policy as set forth under the heading “Reporting any Illegal or Unethical Behavior” and (iii) reaffirm the Company’s at-will employment policy as set forth under the heading “At-Will Employment”.  Other technical, administrative or otherwise non-substantive changes were also made to the Code of Conduct and Ethics at this time.

A copy of the amended Code of Conduct and Ethics is posted on our website at www.generalmoly.com under the “Corporate Governance” tab, under the “Management Team” tab of the “Investors” tab.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL MOLY, INC.

Date: June 22, 2011	By:	/s/ David A Chaput
David A. Chaput
Chief Financial Officer